UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2007

ELECTRONIC SYSTEMS TECHNOLOGY INC.
(A Washington Corporation)

Commission File no. 000-27793
IRS Employer Identification no. 91-1238077

415 N. Quay St, Building B1
Kennewick WA 99336
(Address of principal executive offices)

Registrant's telephone number, including area code:(509) 735-9092

ITEM 8.01. OTHER EVENTS

On November 1, 2007, the Company issued a press release announcing the shipment of ESTeem 195Eg modems for an application in Colombia with a value of approximately $200,000.  The press release is included by reference and is hereby attached as exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

Exhibit 99.1 - Press Release issued November 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ JON CORREIO

By: Jon Correio
Vice President, Finance and Administration
Date: November 5, 2007